DRIVEN BY VALUE

FREEPORT-McMoRAN

1st Quarter 2017 Earnings Conference Call

April 25, 2017

A member of ICMM International Council on Mining & Metals

FCX LISTED NYSE

fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum, mine sequencing, production rates, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, potential inventory adjustments, potential impairment of long-lived mining assets, the outcome of negotiations with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work (COW), the potential effects of violence in Indonesia generally and in the province of Papua, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results (including the final disposition of the recent unfavorable Indonesian Tax Court ruling relating to surface water taxes) and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (SEC). With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to resolve complex regulatory matters in Indonesia.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resourses not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q17 press release, which are also available on FCX's website, "fcx.com.

“Driven by Value”


DRIVEN BY VALUE

2016 Annual Report Highlights

- Global Team Came Together to “Prove Our Mettle” in 2016
- Strengthened Balance Sheet & Liquidity
- Successfully Executed Operating Plans
- Refocused Business on Leading Position in Global Copper Industry
- Asset Sale Valuations Demonstrated Attractiveness of Copper Assets
- Optimistic About Market Outlook for Copper - Attractive Long-Term Fundamentals

1Q17 Highlights

- Continued to Strengthen our Financial Position
  - Despite Production Interruptions Experienced at Grasberg
- Strong Cost and Capital Discipline
- Improved Market Conditions for Copper
- Resumed Concentrate Exports in Indonesia in April
- Focused on Reaching a Positive Near-term Resolution in Indonesia to Protect Values & Support our Long-term Investment Plans

Free Cash Flow Trend

($ in mms)



-$242
+$448
$740
$982*
$792
$344
OCF @ Cu $2.18/lb
CAPEX
OCF @ Cu $2.67/lb
1Q16
1Q17

** Includes $0.5 bn in 1Q16 associated with O&G*

Copper Market Commentary

LME Copper Price



per pound
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$2.55
4/24/17
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
$2.13
$2.20

	Price Change
Since 12/31/15	+20%
Since 9/30/16	+16%
YTD 2017	+2%

Source: Bloomberg

- **Improved Market Fundamentals**
  - Chinese Demand Remains Strong
  - Europe/North America Steady Improvement
- **Supply Side Issues in Focus**
  - Higher than Average Disruptions YTD
  - Absence of Major New Projects on the Horizon
  - Improved Scrap Availability
- **Solid Fundamental Outlook**
  - With Modest Demand Growth (~1% per Annum), Wood Mackenzie Estimates 5MT of New Projects Required
  - New Supplies Require > $3/lb Copper Price
  - 7-10 Year Lead Time; New Greenfield Projects are Scarce
  - Deficits On The Horizon – Timing?

Showcasing Americas Portfolio

Key Strengths

- Significant Current Production with Long-term Growth Options
- Long-Lived Reserves
- Flexible Operating Structure
- All Operated by FCX – Provides Synergies
- Investment Opportunities Competitive
  - Flexible and Skilled Labor Force
  - Access to Abundant Sources of Energy
  - Leverage Existing Infrastructure
  - Attractive Risk Profile
- Strong Cash Flow Generator
- Significant NOL's in U.S. to Shelter Future Income

Americas Copper Resources



(bns of lbs)
60
2P Reserves @ $2.00 Cu
137
Including Mineralized Material* @ $2.20 Contained Cu
266
Including Potential*

* Mineralized Material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.

2017e/2018e Avg. at Various Copper Prices



($ in bns)
$2.3
$2.9
$3.5
$0.7
Americas EBITDA
CAPEX
$2.50
$2.75
$3.00
Annual Avg.

Note: EBITDA equals operating income plus depreciation, depletion and amortization. Assumes $9/lb molybdenum. e = estimate. See Cautionary Statement.

Large Development Project Inventory

Copper Sulfide Opportunities

- **Bagdad**
- **Chino**
- **El Abra**
- **Lone Star/Safford**
- **Morenci**
- **Sierrita**


1 km
N
Reserve Pit
+0.3% Cu


1 km
N
Reserve Pit
% Copper
+0.3% Cu Shell

Future Development Subject to Market Conditions

Indonesian Regulatory Matters in 2017


GoI Issued New Mining Regulations Allowing Exports Subject to Conversion of COW to IUPK
GoI Amended Regulations to enable PT-FI to Retain its COW and Received Temporary IUPK through October 10, 2017
Negotiations Commencing Immediately on Long-term Agreement
Exports Resumed
JAN
FEB
MAR
APR
PT-FI Exports Restricted by Government Regulations
PT-FI Advised Willingness to Convert to an IUPK, Subject to Obtaining an Investment Stability Agreement
PT-FI Formally Notified GOI of Breaches of COW Under Dispute Resolution Provisions of COW
Parties entered into MOU Confirming that COW Would Continue to be Valid and Honored until New Long-term Agreement is Reached
PT-FI Commenced Actions to Adjust Operations, Costs & Slow Long-term Investment Pending Resolution

Long-term Agreement is in the Best Interests of All Parties

1Q17 Actions – PT-FI

- ~10% Reduction in Workforce
- Implemented Efficiency Programs (Cost, CAPEX)
- Slowed Investments in Grasberg Underground Development
  - Current Spend of $40 MM per Month on Grasberg Block Cave Being Reviewed Regularly
  - Prepared to Suspend if Progress Not Achieved in Coming Months on Long-term Agreement
- Suspending Underground Development Would Cause Significant Long-Lasting Negative Impacts to All Stakeholders – Workers, Papuan Communities, Indonesian Suppliers and Government of Indonesia, as well as Freeport and Rio Tinto

PT-FI Free Cash Flow

($ in mm)



$349
$218
OCF
@ Cu
$2.63/lb
CAPEX
1Q17

Unit Net Cash Cost Trending Lower Down 34% YOY

Grasberg Block Cave

World Class Design


Conveyor Transfer Chamber


Service Shaft
Hoist Room


Rail Car Unloading Station


Train Car Test Track

Grasberg Block Cave Design

Oblique View Looking Southwest

***Reserves**: 964mm t @ 1.03% Cu & 0.78 g/t Au*


Production
Levels
Fixed Facilities
Ventilation
Drifts
Tunnels from
Ridge Camp
Pump
Station
Crushers
Conveyor & Service Declines

Financial Benefits to Indonesia

- Positive Long-term Historical Relationship
- 50 Year History of Operations in Indonesia
- Contributed +$60 Bn to National GDP in Since 1992
- Largest Private Employer in Papua & Significant Economic Engine for Development in Region
- One of the Largest Taxpayers in Indonesia
- Contributed 1% of Revenues to Local Community Through the *"Freeport Partnership Fund For Community Development"*
  - Over $680 Million Since Inception (1996) Through 2016

Financial Benefits Breakdown

~$19 Billion



GOI
62%
FCX
38%

(2007-2016)

Future Taxes, Royalties & Dividends for Government through 2041 Expected to Exceed $40 Bn*

** Assumes full development; based on long-term pricing of $3/lb for copper and $1,200/oz for gold.*

2017e Outlook

Sales Outlook	▪ Copper: 3.9 Billion lbs. ▪ Gold: 1.9 Million ozs. ▪ Molybdenum: 93 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery: $1.55/lb ▪ After By-product Credits: $1.08/lb(1)
Operating Cash Flows(2)	▪ ~$4.0 Billion (@ $2.50/lb Copper for 2Q17e – 4Q17e) ▪ Each 10¢/lb Change in Copper for 2Q17e – 4Q17e = $275 MM
Capital Expenditures	▪ $1.6 Billion – $0.9 Billion for Major Projects, Including $0.7 Billion in Indonesia (3) – $0.7 Billion for Other Mining

(1) Assumes average prices of $1,250/oz gold and $9/lb molybdenum for 2Q17e - 4Q17e; 2Q 2017e net cash costs expected to approximate $1.21/lb.
(2) Assumes average prices of $1,250/oz gold and $9/lb molybdenum for 2Q17e - 4Q17e; each $100/oz change in gold would have an approximate $130 mm impact and each $2/lb change in molybdenum would have an approximate $70 mm impact.
(3) As a result of regulatory uncertainty, PT-FI has slowed investments in its underground development projects during 1Q17. If PT-FI is unable to reach agreement with the Indonesian government on its long-term mining rights, FCX intends to significantly reduce or defer investments in underground development projects.
e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
4.65
4.17
Net of Volumes Sold in Tenke/Morenci Transactions
3.9
4.0
2016
2017e
2018e

Note: Consolidated copper sales include 910 mm lbs in 2016, 685 mm lbs in 2017e and 700 mm lbs in 2018e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



3
2
1
0
1.1
1.9
2.3
2016
2017e
2018e

Note: Consolidated gold sales include 99k ozs in 2016, 180k ozs in 2017e and 220k ozs in 2018e for noncontrolling interest.

Molybdenum Sales (million lbs)



90
60
30
0
74
93
92
2016
2017e
2018e

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,250/oz Gold, $9/lb Molybdenum)*


(US$ billions)
$8
$6
$4
$2
$0
2017e/2018e
Average
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,250/oz Gold, $9/lb Molybdenum)*


(US$ billions)
$6
$4
$2
$0
2017e/2018e
Average
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Note: For 2017e/2018e price sensitivities see slide 15. EBITDA equals operating income plus depreciation, depletion and amortization.
* Average prices as noted for 2Q17e – 4Q17e/2018e
e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

Change	2017e/2018e EBITDA	Operating Cash Flow
Copper: (1) +/- $0.10/lb	$350	$270
Molybdenum: (1) +/- $1.00/lb	$50	$45
Gold: (1) +/- $50/ounce	$100	$55
Currencies: (2) +/- 10%	$140	$100

(1) Impacts as noted for changes in commodity prices for the period 2Q17e –4Q17e and 2018e
(2) U.S. Dollar Exchange Rates: 650 Chilean peso, 13,300 Indonesian rupiah, $0.76 Australian dollar, $1.07 Euro, 3.25 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)

Future Spending Dependent on Improvement in Market Conditions and Continued Grasberg Underground Development


$2.8
Oil & Gas
1.2
Major Mining Projects
1.2
Other Mining
0.4
TOTAL MINING
1.6
$1.6
0.9*
0.7
$1.8
0.9*
0.9
2016
2017e
2018e

** Major mining projects include $0.7 billion associated with Grasberg Underground development in 2017e and $0.75 billion for 2018e. As a result of regulatory uncertainty, PT-FI has slowed investments in its underground development projects during 1Q17. If PT-FI is unable to reach agreement with the Indonesian government on its long-term mining rights, FCX intends to significantly reduce or defer investments in underground development projects.*

Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Restoring Balance Sheet Strength

Year-End 2017e Net Debt at Varying Copper Prices



(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$20.1
$11.8
$9.7
$9.0
$8.4
12/31/2015
12/31/2016
$2.50
$2.75
$3.00
Net Debt/2017e EBITDA
1.8x
1.5x
1.2x
YE 2017e

Note: Sensitivity assumes $9/lb Molybdenum and $1,250/oz Gold for 2Q17e – 4Q17e. EBITDA equals operating income plus depreciation, depletion and amortization. e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management – Strong Track Record

(US$ billions)

Manageable Near-Term Debt Maturity Schedule (1)

FCX Debt Structure

	12/31/16	3/31/17
$3.5 bn Revolver	$ -	$ -
Sr. Notes	14.4	13.9
Cerro Verde Non-Recourse Credit Facility	1.4	1.3
Bank Bilateral & Other	0.2	0.2
Total Debt	$16.0	$15.4
Cash	$ 4.2	$ 4.0



$4
$3
$2
$1
$0
$0.7
2.30% Sr. Notes
$1.5 (2)
2.375% Sr. Notes
$0.2 (2)
2017
2018
2019
6.125% Sr. Notes

At 3/31/17 FCX Had $7.5 Bn in Liquidity Including $3.5 Bn Available Under Its $3.5 Bn Revolver

1) For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019.
2) Excludes scheduled Cerro Verde credit facility amortization and partner loans of $0.7 bn in 2018 and $0.8 bn in 2019.
See Cautionary Statement.

Positive Long-term Outlook

FREEPORT-MCMORAN

Industry Leading Copper Position	Experienced Team of Operators & Developers	Long-lived, Geographically Diverse Portfolio	Financially Strong






Executing Clearly Defined Strategy

Reference Slides

Financial Highlights

Sales Data	1Q17	1Q16
Copper		
Consolidated Volumes (mm lbs)	809	1,000 (1)
Average Realization (per lb)	$2.67	$2.18
Site Production & Delivery Costs (per lb)	$1.60	$1.49
Unit Net Cash Costs (per lb)	$1.39	$1.38
Gold		
Consolidated Volumes (000's ozs)	182	201
Average Realization (per oz)	$1,229	$1,227
Molybdenum		
Consolidated Volumes (mm lbs)	24	17
Average Realization (per lb)	$8.71	$7.61

Financial Results (in billions, except per share amounts)	1Q17	1Q16
Revenues	$3.3	$3.2
Net Income (Loss) Attributable to Common Stock	$0.2	$(4.2)
Diluted Net Income (Loss) Per Share	$0.16	$(3.35)
Operating Cash Flows (2)	$0.8	$0.7
Capital Expenditures	$0.3	$1.0
Total Debt	$15.4	$20.7
Consolidated Cash	$4.0	$0.2

(1) *Excludes the results of the Tenke Fungurume mine, which was sold in November 2016 and is reported as a discontinued operation. Copper sales from the Tenke mine totaled 123 million pounds in first-quarter 2016*

(2) *Includes net working capital sources and changes in other tax payments of $178 mm for 1Q17 and $188 mm for 1Q16.*

1Q 2017 Mining Operating Summary

1Q17 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Consolidated
Site Production & Delivery	$1.52	$1.48	$2.15	$1.60
By-Product Credits	(0.15)	(0.18)	(1.88)	(0.43)
Treatment Charges	0.11	0.22	0.28	0.18
Royalties & Export Duties	-	0.01	0.27	0.04
Unit Net Cash Costs	$1.48	$1.53	$0.82	$1.39

Sales From Mines for 1Q17 & 1Q16 by Region


North America
375
503
24 (1)
17 (1)
Cu
mm lbs
Mo
mm lbs
1Q17
1Q16
1Q17
1Q16
South America(2)
309
323
1Q17
1Q16
Indonesia(3)
125
174
177
195
Au
000 ozs
1Q17
1Q16
1Q17
1Q16

(1) Includes 6 mm lbs in 1Q17 and 5 mm lbs in 1Q16 from South America.
(2) Silver sales totaled 964k ozs in 1Q17 and 899k ozs in 1Q16.
(3) Silver sales totaled 404k ozs in 1Q17 and 510k ozs in 1Q16.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 1Q17 press release, which is available on FCX's website.

2017e Operating Estimates

2017e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Consolidated
Cash Unit Costs [(1)]				
Site Production & Delivery [(2)]	$1.60	$1.58	$1.43	$1.55
By-product Credits	(0.17)	(0.17)	(2.07)	(0.73)
Treatment Charges	0.10	0.21	0.26	0.18
Royalties & Export Duties	-	0.01	0.28	0.08
Unit Net Cash Costs	$1.53	$1.63	$(0.10)	$1.08

2017e Sales by Region

North America | South America | Indonesia



1,490
Cu
mm lbs
93 (3)
Mo
mm lbs
1,240
1,135
1.9 (4)
Au
mm ozs

(1) Estimates assume average prices of $2.50/lb for copper, $1,250/oz for gold and $9/lb for molybdenum for 2Q17e – 4Q17e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

2017e Quarterly Sales


Copper Sales (million lbs)
1,200
900
600
300
0
809
975
1,020
1,060
1Q17
2Q17e
3Q17e
4Q17e

Note: Consolidated copper sales include approximately 156 mm lbs in 1Q17, 170 mm lbs in 2Q17e, 180 mm lbs in 3Q17e and 179 mm lbs in 4Q17e for noncontrolling interest; excludes purchased copper.


Gold Sales (thousand ozs)
750
500
250
0
182
440
530
765
1Q17
2Q17e
3Q17e
4Q17e

Note: Consolidated gold sales include approximately 17k ozs in 1Q17, 40k ozs in 2Q17e, 50k ozs in 3Q17e and 73k ozs in 4Q17e for noncontrolling interest.


Molybdenum Sales (million lbs)
25
20
15
10
5
0
24
24
22
23
1Q17
2Q17e
3Q17e
4Q17e

e = estimate. See Cautionary Statement.

Grasberg Minerals District

*Reserves**

(as of December 31, 2016)	DMLZ	Grasberg Block Cave
Tonnes (mm)	439	964
Copper Grade (%)	0.9	1.03
Gold Grade (g/t)	0.75	0.78
Copper (bn lbs)	7.6	18.5
Gold (mm ozs)	8.4	15.7
Start-up Year	2015	2018
Target (K t/d)	80	140-160
Ramp-up (years)	6	6



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

** 100% Basis*

NOTE: Ore grades in ramp-up of underground mines expected to be higher than life-of-mine average

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017e-2022e

2017e – 2022e PT-FI Share
Total: 6.3 billion lbs copper
Annual Average: 1.05 billion lbs

2017e – 2022e PT-FI Share
Total: 9.0 million ozs gold
Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.14
1.91
1.28
2.3
0.9
1.1
1.0
1.1
1.0
1.1
1.0
1.5
2017e
2018e
2019e
2020e
2021e
2022e

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

FCX Debt Maturities as of 3/31/17*

(US$ billions)

Total Debt & Cash at 3/31/17

FCX Revolver	$ -
Senior Notes	13.9
Cerro Verde ($1.3) & Other	1.5
Total Debt	$15.4
Consolidated Cash	$ 4.0


$8
$6
$4
$2
$0
$0.7
2.30% Sr. Notes
2017 *
$2.1
CV Non-Recourse
2.375% Sr. Notes
2018
$1.1
Uncommitted & CV Non-Recourse
2019 *
6.125% Sr. Notes
$1.7
3.1% & 6.5% Sr. Notes
2020
$0.9
4% & 6.625% Sr. Notes
2021
$2.4
3.55% & 6.75% Sr. Notes
2022
$2.8
3.875% & 6.875% Sr. Notes
2023
$0.8
4.55% Sr. Notes
2024
$2.9
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
Thereafter

* For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance, which matures in 2019. See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)	1Q 2017	12 Months Ended 3/31/2017
Net Income Attributable to Common Stock – Continuing Operations	$193	$465
Interest expense, net	167	731
Income tax provision	174	468
Depreciation, depletion and amortization	389	2,257
Impairment of oil and gas properties	-	530
Drillship settlement/idle rig costs and other contract termination costs, net	1	762
Metals inventory adjustments	-	31
Gain on sales of assets	(23)	(672)
Accretion	31	131
Other special items [(1)]	59	277
Other income, net [(2)]	(25)	(64)
Net income attributable to noncontrolling interest (NCI)	75	240
Equity in affiliated companies' net earnings	(4)	(8)
Gain on redemption and preferred dividends attributable to redeemable NCI	-	(172)
Eliminations and adjustments from discontinued operations [(3)]	-	(183)
Adjusted EBITDA – Continuing Operations	**$1,037**	**$4,793**
Adjusted EBITDA – Discontinued Operations [(3)]	**9**	**247**
FCX Adjusted EBITDA [(4)]	**$1,046**	**$5,040**

(1) Other special items include (i) mining-related charges for costs charged directly to cost of sales as a result of the impact of regulatory restrictions on PT-FI's concentrate exports ($21 million for 1Q17 and the 12-month period), asset retirement/impairment ($19 million for 1Q17 and $36 million for the 12-month period) and Cerro Verde social commitments ($16 million for the 12-month period) and (ii) net adjustments to environmental obligations and related litigation reserves ($19 million for 1Q17 and $2 million for the 12-month period). The 12-month period also includes oil and gas inventory adjustments, asset impairment, restructuring and other net charges ($161 million) and net noncash mark-to-market losses on oil derivative contracts ($41 million).

(2) Includes net gains on exchanges and early extinguishment of debt.

(3) Adjustment reflects the inclusion of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations, primarily associated with the elimination of intercompany sales to other FCX subsidiaries.

(4) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.